Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Договор оказания услуг № 773	Service Agreement #773

г. Екатеринбург	«15» сентября 2021 г.	Ekaterinburg	15 September, 2021

ООО ИзоРей Медикал Инк., юридическое лицо, действующее в соответствии с законодательством США, зарегистрированное по адресу: США, Ричлэнд, улица Хилз 350, офис 106, именуемое в дальнейшем «Исполнитель», в лице Генерального директора Lori Woods, действующего на основании Устава, с одной стороны, и	IsoRay Medical Inc., a company organized and existing under the laws of United States of America, having its registered or principal office and place of business at 350 Hills Street, Suite 106 Richland, WA 98354-5411 USA, hereinafter referred to as the «Contractor», represented by the Chief Executive Officer Lori Woods, acting on the basis of the Charter, on the one part

Общество с ограниченной ответственностью «МедикорФарма-Урал», юридическое лицо, учреждённое и действующее в соответствии с законодательством России, юридический адрес: 620109, Свердловская область, г. Екатеринбург, ул. Крауля, д. 2, кв. 192, именуемое в дальнейшем «Заказчик», в лице Директора Бугаева Д.П., действующего на основании Устава, с другой стороны	MedikorPharma-Ural LLC, a company incorporated in accordance with the laws of Russia, having its registered address at 620109, Russia, Sverdlovskaya Region, Ekaterinburg, Kraulya Street 2, Apartment 192 hereinafter referred to as the «Customer», represented by Director D. P. Bugaev, acting according to the Charter, on the other part

заключили настоящий договор о нижеследующем:	have signed the current Agreement on the following:

1. Предмет договора	1. Subject of the Agreement

1.1. Для контроля необходимого качества и количества производимой Заказчиком продукции (радиоизотоп Цезий 131), и в соответствии с п.

7.1. Договора № 228 от 25.08.2017 г., ранее заключенному между Заказчиком и Исполнителем, Исполнитель обязуется провести количественные и качественные исследования и выдать протокол исследований (далее по тексту – «Услуги») и сдать результат Услуг Заказчику.

1.2. Исполнитель обязуется оказывать Услуги на территории США.

1.3. Заказчик обязуется принять и оплатить Услуги в соответствии с условиями настоящего договора.

1.4. Сроки оказания услуг согласовываются и указываются сторонами в инвойсах.

1.5. Услуги считаются оказанными после подписания акта приёма-сдачи Услуг Заказчиком или его уполномоченным представителем при условии отсутствия мотивированных претензий по результату Услуг со стороны Заказчика.

1.1.To control a required quality and quantity manufactured by the Customer product (isotope Cs-131), supplied in accordance in compliance with the provisions of Para 1 of Service Agreement #228 dt. 08.25.2017, that was concluded before between the Contractor and the Customer, the Contractor is required to carry out qualitative and quantitative studies of the isotope Cs-131 and issue the protocol of the studies (hereinafter referred to as – «Services») and to transfer the results of Services to the Customer.

1.2. The Contractor shall be obliged to provide Services at their facilities in the USA.

1.3. The Customer shall be obliged to accept Services in accordance with the provisions of the present Agreement.

1.4. Terms of provision of Services shall be agreed and specified by the parties in Invoices.

1.5. The Services shall be considered as provided after signing of the Acceptance Act by the Customer or its authorized representative unless Customer has concerns with respect to the results of Services.

2. Цена и порядок оплаты	2. Price and the terms of payment

2.1. Сумма вознаграждения Исполнителя по настоящему договору за Услуги составляет 140 $ за каждое Кюри Цезия 131, подвергнутое исследованию.

2.2. Оплата Заказчиком Исполнителю 100% суммы вознаграждения осуществляется путем перечисления денежных средств на банковский счет Исполнителя в течение 30 (тридцати) календарных дней после подписания сторонами акта приема-сдачи оказанных услуг и  получения Заказчиком соответствующего инвойса.
2.3. Моментом оплаты считается момент списания денежных средств с банковского счета Заказчика.
2.4. Оплата должна быть произведена по следующим реквизитам:
Коламбиа Стейт Банк

Адрес банка: улица 1301 А, первый этаж, международный Отдел, Такома,  WA 98402 США

SWIFT код: COLBUS66

Номер счёта:[**]

Наименование Клиента: ИзоРей Медикал Инк.

2.5. Каждая Сторона оплачивает сборы, взимаемые ее банком, самостоятельно

2.1. Customer shall pay Contractor a sum of $140.00 U.S. Dollars per one (1) curie of isotope Cs-131 on which Contractor provides the Services as invoiced by the Contractor.  Contractor shall provide services of performing analysis of each curie of barium which is converted to Cs-131 and manufactured at Production Facility (RIAR).

2.2. The payments under this Agreement should be effected by means of money transfer to the account of the Contractor within thirty (30) calendar days after signing of the Acceptance Act by the parties and receiving the appropriate invoice by the Customer.

2.3. Payment shall be defined as when the money from the Customer’s account.

2.4. Payment should be effected upon the following requisites: Columbia State Bank Bank address: 1301 A Street, First Floor, Intl Dept Tacoma, WA 98402 USA Swift Code: COLBUS66 Account Number: [**] Account name: IsoRay Medical, Inc

2.5 Each Party is responsible for the charges levied by its own bank.

3. Обязанности сторон	3. Parties obligations

3.1. Исполнитель обязуется:

3.1.1. Оказывать Услуги с надлежащим качеством.
3.1.2. Оказывать Услуги в сроки, указанные в п. 1.4. настоящего договора.
3.1.3. Передать результат оказанных Услуг Заказчику.
3.2. Заказчик обязуется:
3.2.1. Оплатить оказанные Услуги Исполнителя в порядке и сроки, предусмотренные п. 2.2. настоящего договора.
3.2.2. Подписать акт приема-сдачи оказанных Услуг в соответствии с условиями настоящего договора либо предоставить письменный мотивированный отказ от его подписания.
3.3. Заказчик имеет право:
3.3.1. Во всякое время проверять ход и качество оказания Услуг, оказываемых Исполнителем, не вмешиваясь в его деятельность.
3.3.2. Отказаться от исполнения договора в любое время до сдачи ему результата Услуг, оплатив Исполнителю часть установленной цены пропорционально части Услуг, оказанных до получения извещения об отказе Заказчика от исполнения договора.

3.1. The Contractor shall be obliged to:

3.1.1. Provide Services with appropriate quality.

3.1.2. Provide Services within terms, specified in clause 1.4. of this Agreement.

3.1.3. Transfer the Service’s results to the Customer.

3.2. The Customer shall be obliged to:

3.2.1. Pay for Services, provided by the Contractor in the order and terms, specified in clause 2.2. of this Agreement.

3.2.2. Sign the Acceptance Act in accordance with the conditions of this Agreement or to give to the Contractor the written motivated refusal to sign this Act.

3.3. The Customer shall be entitled to:

3.3.1. check the progress and quality of the Contractor’s provision of the Services at any time, without interfering to its activity.

3.3.2. Withdraw from the Agreement at any time before Services results transfer to the Customer, on condition of paying the part specified remuneration in proportion to the part of the Services rendered, provided before receipt of the notice of refusal of the Customer from the Agreement.

4. Конфиденциальность	4. Confidentiality
4.1. Стороны обязуются предпринимать все необходимые меры для защиты коммерческой тайны друг друга. Исполнитель не вправе раскрывать полученную от Заказчика информацию, за исключением случаев, установленных законом.	4.1. The Parties shall be obliged to take all necessary measures to protect trade secrets of each other. The Contractor shall not disclose information received from the Customer, except in cases, established by law.

5. Ответственность сторон	5. Parties responsibility

5.1. За неисполнение или ненадлежащее исполнение обязательств по настоящему договору стороны несут ответственность в соответствии с действующим законодательством РФ.

5.2. Стороны освобождаются от ответственности за неисполнение обязательств по договору, если оно явилось следствием обстоятельств непреодолимой силы, а именно (перечень не является исчерпывающим): стихийных бедствий, военных действий, блокады, запрещения экспорта и импорта. В этих случаях сроки исполнения обязательств по договору отодвигаются соразмерно времени действия этих обстоятельств.
5.3. Сторона, для которой стало невозможным исполнение обязательств по договору, должна немедленно, однако не позднее 30 дней с момента их наступления и прекращения сообщить другой стороне в письменной форме (в оригинале, по факсу, по электронной почте) о наличии и прекращении действия обстоятельств, воспрепятствовавших выполнению договорных обязательств. Не уведомление или несвоевременное уведомление о наступлении данных обстоятельств лишает стороны права ссылаться на них. Наличие обстоятельств непреодолимой силы должно быть подтверждено удостоверением правомочных на выдачу соответствующих удостоверений органов власти в местах нахождения Заказчика и Исполнителя.
5.4. Если указанные обстоятельства будут действовать более трех месяцев, то каждая из сторон вправе отказаться от договора и в этом случае ни одна из сторон не имеет права требовать от другой стороны возмещения убытков.

5.1. The parties are responsible for the non-compliance or improper compliance with the Agreement according to the Russian existing civil legislation.

5.2. The parties are released from the responsibility for default of obligations under the present Agreement if the default was the consequence of the insuperable circumstances, namely (including but not limited to): natural disaster, military operations, blockade, export & import interdiction. In these cases the terms of the Agreement should be delayed according to the period of these circumstances influence.

5.3. The Party, that failed to comply with the Agreement should immediately, but 30 days at the latest from the moment of insuperable circumstances appeared or discontinuanced, inform in writing (original document, fax or e-mail copy) another party about the presence or discontinuance of the circumstances which prevented the compliance with the Agreement. If the Party did not inform or untimely informed the other Party about the circumstances, this Party will not be permitted to rely on these circumstances to fail to perform under this Agreement. The presence of the insuperable circumstances should be confirmed by the certificate of the authorized jurisdiction in places of each party residence.

5.4. If the specified circumstances will be valid more than two months, then each of the parties may terminate the Agreement. In this case neither Party has the right to demand from the other one to pay any indemnity.

6. Применимое право и арбитраж	6. Covering law and arbitration

6.1. За неисполнение или ненадлежащее исполнение обязательств по настоящему договору стороны несут ответственность в соответствии с действующим законодательством РФ.

6.2. В случае возникновения у сторон споров по данному договору стороны обязуются принять все меры к их урегулированию путем переговоров.

6.3. Применимым правом по настоящему договору является материальное право РФ.

6.4. В случае если стороны не могут прийти к взаимному согласию, все споры должны разрешаться в Арбитражном суде Свердловской области (г. Екатеринбург).

6.5. Языком судопроизводства является русский.

6.6. Решение     названного органа является окончательным и обязательным для обеих сторон.

6.7. Каждая из сторон по настоящему договору обязуется не обращаться в суд в соответствии с арбитражной оговоркой контракта до получения ответа или истечении срока для ответа на претензию, заявленную надлежащим образом.

6.8. По всем вопросам, не урегулированным настоящим договором, стороны руководствуются действующим российским законодательством.

6.1. For non-performance or improper performance of obligations under the present Agreement, the parties shall bear responsibility in accordance with the current Russian legislation.

6.2. If disputes in connection with the herewith Agreement, the parties have to take measures for disputes settlement in negotiations.

6.3. The governing law under the current Agreement shall be Russian substantive law.

6.4. If the Parties cannot make an agreed decision, all disputes shall be settled by the Arbitration Court of Sverdlovsk region (Yekaterinburg).

6.5. The language of the arbitration shall be in Russian.

6.6. The award of the above named shall be final and binding upon both parties.

6.7. Each of the parties hereunder shall neither seek a court in accordance with the arbitration clause of the Agreement until the expiration of the response or to respond to the complaint, duly declared. 6.8. All matters not regulated by the present Agreement shall be governed by the current Russian legislation.

7. Срок действия контракта	7. Expiration date of the Agreement

7.1. Настоящий договор вступает в силу с момента его подписания сторонами и действует до 31.12.2022 г.  Истечение срока действия настоящего договора не освобождает сторон от принятых на себя обязательств.

7.2. Договор может быть расторгнут в случаях, предусмотренных действующим российским законодательством.

7.1. The present Agreement shall come into force from the moment of its signing by the parties and shall be valid until 12.31.2022  The expiry of the Agreement validity shall in no case release the parties from the obligations undertaken prior to termination.

7.2. This Agreement can be terminated in cases, specified by Russian existing civil legislation.

8. Заключительные положения	8. General provisions

8.1. Настоящий договор  составлен в двух экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой из сторон.

8.2. Все Приложения, дополнения и изменения  к настоящему договору являются его неотъемлемой частью, допускается их подписание с использованием факсимильной, электронной связи с обязательной отправкой оригиналов по почте. Отправленная по факсу, с помощью электронной или иной связи корреспонденция имеет юридическую силу до момента предоставления стороной оригинала.

8.3. Любые изменения и/или добавления к данному договору будут действительными только в письменном виде, при подписании обеими сторонами. Ни одна из сторон не имеет права передать свои права и/или обязанности по данному договору третьей стороне без письменного согласия другой стороны.

8.4. С момента подписания данного договора все предварительные соглашения, переговоры и/или переписка между сторонами в связи с данным договором теряют силу.

8.5. В случае возникновения разногласий в толковании положений договора преимущественную силу имеет текст договора на русском языке.

8.7. Стороны обязуются предоставить документы, подтверждающие статус юридического лица, полномочия представителей сторон. В случае изменения почтовых, банковских реквизитов, а также изменений, вызванных реорганизацией юридического лица, стороны обязуются сообщать об этом письменно в течение 3 дней с момента изменения с их  документальным подтверждением. Почтовые и банковские реквизиты, считаются измененными в одностороннем порядке со дня получения уведомления об изменениях стороной по договору, после получения указанного уведомления надлежащим исполнением обязанности стороны, является исполнение по измененным почтовым и банковским реквизитам.

8.8. В случае любого противоречия  положений  данного договора положениям любых двусторонних документов, подписываемых и/или заключаемых сторонами во исполнение настоящего договора или в связи с ним, положения  данного договора имеют приоритетное значение.

8.1. The present Agreement is signed in two copies that have equal legal effect, one copy  for each Party.

8.2. All Appendices, supplements and changes to the current Agreement are integral parts of it. The fax, electronic copies of the above mentioned documents can be accepted for signing with further obligatory exchange of the originals by post. The correspondence, sent by fax, electronic or other communication, shall be valid till the document’s originals providing by the appropriate party.

8.3. All alterations or additions to the present Agreement shall only be valid if are made in written form and signed by the authorized representatives of the Parties. None of the parties have right to transfer the execution of the Agreement to third parties without another party written consent.

8.4 From the moment of the present Agreement signing, all tentative agreements, negotiations and/or correspondences between parties in connection with the present Agreement lapse.

8.5. In case of a dispute in terms of understanding of the Agreement statements, the Russian wording shall prevail.

8.7. The parties shall be obliged to represent documents, proving legal entity status authorities of the representatives of the parties. In case of changes of post, bank details, as well as changes caused by the reorganization of the legal entity, the parties shall be obliged to inform in writing within 3 days of the appropriate change with its documentary confirmation. Post and bank details shall be considered as unilaterally changed from the date of receipt of the notification of the appropriate change by the party, after receipt of the notification, the proper execution of the party’s obligations, shall be execution of the obligations on the changed post and bank details.

8.8. In the event of any conflict between the provisions of this Agreement and the provisions of any other bilateral documents which are or will be signed (entered into) by the parties and between them in order to execute or in connection with the present Agreement, the provisions of this Agreement shall prevail

Реквизиты сторон Исполнитель:

Наименование:

ООО ИзоРей Медикал Инк

Адрес: улица Хилз 350, Офис 106, Ричленд,

Вашингтон 99354-5411 США

Платежные реквизиты:

Коламбиа Стейт Банк

Адрес банка: улица 1301 А, первый этаж,

международный Отдел, Такома,  WA 98402

США

SWIFT код: COLBUS66

Номер счёта:[**]

Наименование Клиента: ИзоРей Медикал Инк.

Заказчик:

Наименование: ООО «МедикорФарма-Урал»

ИНН/КПП 6674380335/665801001

ОГРН 1116674012212

Россия, 620109, Свердловская область, г.

Екатеринбург, ул. Крауля, д.2, кв. 192/

Платежные реквизиты:

р/с [**] (USD)

ЕКАТЕРИНБУРГСКИЙ ФИЛИАЛ АО

ЮНИКРЕДИТ БАНК

к/с 30101810300000000971

БИК 046577971

Банк-корреспондент: JPMorgan Chase Bank, New York, SWIFT: CHASUS33/

9. Parties details

Contractor:

Name:

IsoRay Medical Inc.

Address: 350 Hills Street, Suite 106 Richland, WA

98354-5411 USA

Banking details:

Columbia State Bank

Bank address: 1301 A Street, First Floor, Intl Dept

Tacoma, WA 98402 USA

Swift Code: COLBUS66

Account Number: [**]

Account name: IsoRay Medical, Inc

Customer:

Name: MedikorPharma-Ural Ltd

INN/KPP 6674380335/665801001

OGRN 1116674012212

620109, Russia, Sverdlovsk Region, Ekaterinburg,

Kraulya Street 2, Apartment 192

Banking details:

MedikorPharma-Ural Ltd

Settlement account

[**] (USD)

JSC UniCredit Bank branch in Ekaterinburg

c/a 30101810300000000971

BIC 046577971 Correspondent bank: JPMorgan Chase Bank, New York, SWIFT: CHASUS33

Подписи сторон /s/ Dmitry Petrovich Bugaev (December 13, 2021)	SIGNATORIES /s/ Lori A. Woods (December 13, 2021)
Директор ООО «МедикорФарма-Урал» Бугаев Д.П. Director MedikorPharma-Ural Ltd Bugaev D.P.	Chief Executive Officer (CEO) IsoRay Medical Inc Lori Woods

Приложение №1к договору оказания услуг №773 от «15» сентября 2021 г.	Annex No.1 to the Service Agreement #773 dd. 09.15.2021
Акт Приема-сдачи оказанных услуг	Acceptance Act
г. Екатеринбург	«_____»___________202_ г.	Ekaterinburg	« ____»_____________, 202_

ООО ИзоРей Медикал Инк., юридическое лицо, действующее в соответствии с законодательством США, зарегистрированное по адресу: США, Ричлэнд, улица Хилз 350, офис 106, именуемое в дальнейшем «Исполнитель», в лице Генерального директора Lori Woods, действующего на основании Устава, с одной стороны, и	IsoRay Medical Inc., a company organized and existing under the laws of United States of America, having its registered or principal office and place of business at 350 Hills Street, Suite 106 Richland, WA 98354-5411 USA, hereinafter referred to as the «Contractor», represented by the Chief Executive Officer Lori Woods, acting on the basis of the Charter, on the one part and
Общество с ограниченной ответственностью «МедикорФарма-Урал», юридическое лицо, учреждённое и действующее в соответствии с законодательством России, юридический адрес: 620109, Свердловская область, г. Екатеринбург, ул. Крауля, д. 2, кв. 192, именуемое в дальнейшем «Заказчик», в лице Директора Бугаева Д.П., действующего на основании Устава, с другой стороны составили настоящий Акт о том, что Исполнитель оказал Заказчику следующие услуги: проведение количественных и качественных исследований и выдача протокола исследований (далее по тексту – «Услуги») и сдача результата Услуг Заказчику. по договору оказания услуг от «15» сентября 2021 года (далее – договор).	MedikorPharma-Ural LLC, a company incorporated in accordance with the laws of Russia, having its registered address at 620109, Russia, Sverdlovskaya Region, Ekaterinburg, Kraulya Street 2, Apartment 192 hereinafter referred to as the «Customer», represented by Director D.P. Bugaev, acting according to the Charter, on the other part Have signed the present Act, according to which the Contractor had provided the following Services: Сarrying out qualitative and quantitative studies of the isotope Cs-131 and issuing the protocol of the studies under the Service Agreement dd. 09.15.2021 (hereinafter as «Agreement»).

1. Исполнитель оказал услуги по договору своевременно и в полном объеме.

2. Заказчик по объему и качеству оказанных Исполнителем услуг претензий не имеет.

3. На основании условий договора, Заказчик обязуется, в течение 30 (тридцати) календарных дней с момента подписания настоящего Акта сторонами и получения инвойса Заказчиком, оплатить Исполнителю сумму вознаграждения  в размере

 _____________________________________$ США

1. The Contractor has provided Services on time and in full under the Agreement

2. The Customer does not have claims regarding volume and quality of the provided Services.

3. According to the Agreement and within thirty (30) calendar days from the moment of signing of this Act by the parties and receiving the Invoice, the Customer shall pay remuneration to the Contractor in the amount of

____________________________________, USD

Приложения:	Annexes:

Подписи сторон __/s/ Dmitry Petrovich Bugaev______________________________________ Директор ООО «МедикорФарма-Урал» Бугаев Д.П. Director MedikorPharma-Ural Ltd Bugaev D.P. December 13, 2021	SIGNATORIES __/s/ Lori A. Woods___________________________________ Chief Executive Officer (CEO) IsoRay Medical Inc Lori Woods December 13, 2021